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                                                                   EXHIBIT 10.25

                               EXCHANGE AGREEMENT

                  AGREEMENT (this "Agreement") made as of this 5th day of June, 2003 by and between Crum & Forster Holdings Corp. ("Holdings Corp."), a Delaware corporation, with its principal executive office at 305 Madison Avenue, Morristown, NJ 07962 and Fairfax Inc., a Wyoming corporation, with its principal executive office at 305 Madison Avenue, Morristown, NJ 07962.

                  WHEREAS, Fairfax Inc. is the owner of all of the outstanding shares of common stock of Holdings Corp.;

                  WHEREAS, Fairfax Inc. is the owner of all of the outstanding shares (the "Holding Inc. Securities") of common stock of Crum & Forster Holding Inc. ("Holding Inc.");

                  WHEREAS, Holdings Corp. wishes to receive and Fairfax Inc. desires to transfer the Holding Inc. Securities;

                  WHEREAS, because Fairfax Inc. already is the owner of all of the outstanding shares of common stock of Holdings Corp., no additional shares of common stock of Holdings Corp. will be issued in the exchange and the transfer of the Holding Inc. Securities will be considered made for income tax purposes in exchange for shares of common stock of Holdings Corp. (the "Deemed Exchange"); and

                  WHEREAS, the Deemed Exchange is intended to be tax-free under
Section 351 of the Internal Revenue Code of 1986, as amended.

                  NOW, THEREFORE, in consideration of the mutual promises hereinafter contained, the parties hereto hereby agree as follows:

1.       EXCHANGE OF THE HOLDING INC. SECURITIES

                  1.1 Subject to the terms and conditions hereof, as soon as practicable following the execution of the Agreement, Holdings Corp. shall receive from Fairfax Inc., and Fairfax Inc. shall transfer to Holdings Corp., all of the Holding Inc. Securities.

                  1.2 The aggregate exchange consideration for the Holding Inc. Securities shall be $1.00 payable to Fairfax Inc.(the "Exchange Consideration").

                  1.3 As soon as practicable following the execution of this Agreement, Fairfax Inc. shall deliver or cause to be delivered to Holdings
Corp.:

                  (a) stock certificates evidencing the Holding Inc. Securities endorsed in blank, or accompanied by a stock power duly executed in blank, in form satisfactory to Holdings Corp. (see the form of stock power attached); and

                  (b)      a receipt for the Exchange Consideration.


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                  1.4      As soon as practicable following the execution of
this Agreement, Holdings Corp. shall deliver to Fairfax Inc. the Exchange Consideration.

2.       REPRESENTATIONS AND WARRANTIES OF FAIRFAX INC.

                  Fairfax Inc. hereby represents and warrants to Holdings Corp. as follows:

                  2.1 Fairfax Inc. is the sole and exclusive beneficial owner and owner of record of all rights, title and interest in and to the Holding Inc. Securities it is delivering pursuant to this Agreement, free and clear of all claims and encumbrances of any nature whatsoever.

                  2.4 The Holding Inc. Securities constitute all of the issued and outstanding capital stock of Holding Inc.

3.       GENERAL

                  3.1 Each of the parties hereto shall use all efforts to take, or cause to be taken, all appropriate action and do or cause to be done, all things necessary, proper or advisable under applicable law, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this agreement and consummate and make effective the transactions contemplated by this Agreement.

                  3.2 This Agreement constitutes the entire agreement between the undersigned parties with respect to the subject matter hereof. It shall be governed by and construed in accordance with the laws of the State of New York. It shall be binding upon the parties hereto and their respective successors and assigns. This Agreement may be executed in counterparts, each of which shall be deemed an original and both of which shall constitute one and the same instrument.

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                              CRUM & FORSTER HOLDINGS CORP.

                              By: /s/ MARY JANE ROBERTSON
                                  --------------------------------------------
                                  Name:  Mary Jane Robertson
                                  Title: Senior Executive Vice President,
                                         Chief Financial Officer and Treasurer

                              FAIRFAX INC.

                              By: /s/ ERIC P. SALSBERG
                                  -----------------------
                                  Name:  Eric P. Salsberg
                                  Title: Vice President

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                                    EXHIBIT A

                               FORM OF STOCK POWER

                  FOR EXCHANGE CONSIDERATION RECEIVED, Fairfax Inc. hereby transfers unto Crum & Forster Holdings Corp. 1,000 shares of common stock of Crum & Forster Holding Inc. standing in the name of Fairfax Inc. on the books of Crum & Forster Holding Inc. represented by Certificate No. (________) herewith __________, and does hereby irrevocably constitute and appoint_________________, attorney to transfer the said stock on the books of Crum & Forster Holding Inc. with full power of substitution in the premises.

Dated:

                                            FAIRFAX INC.

                                            By: ________________________________
                                                Name:  Eric P. Salsberg
                                                Title: Vice President